                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  August 11, 1995
                                                  ---------------


                        HEALTHY PLANET PRODUCTS, INC.
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              (Exact Name of Registrant as specified in charter)


      Delaware                      1-13048                  94-2601764
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(State or other jurisdic-        (Commission                (IRS Employer
tion of incorporation)           File Number)             Identification No.)



1129 N. McDowell Boulevard, Petaluma, California                  94954
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (707) 778-2280
                                                   ---------------


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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

     The Annual Meeting of Shareholders of Healthy Planet Products, Inc. (the "Company") was held on August 11, 1995, at which the following items of business were transacted: (i) the Shareholders of the Company adopted an amendment to the Company's Certificate of Incorporation to provide for a Classified Board of Directors divided into three classes with staggered three-year terms, with initial terms expiring in 1996 (Class 3), 1997 (Class 2) and 1998 (Class 1), respectively. Thereafter, each class of Directors will serve for three year staggered terms; (ii) electing Messrs. Bruce A. Wilson and
M. Scott Foster as Class 1 Directors; Messrs. Robert Fagenson and Michael G. Jesselson as Class 2 Directors; and Mr. Lawrence M. Barnett as a Class 3 Director; and (iii) adopting a Non-Employee Director Stock Option Plan pursuant to which a maximum of 75,000 options to purchase shares of Common Stock of the Company may be granted to non-employee Directors of the Company through an automatic initial grant of 5,000 options to each non-employee Director and subsequent annual grants of 3,000 options upon each anniversary of service.

     Holders of the Company's Common Stock and Series D Preferred Stock were entitled to attend and vote, as a single class, upon the matters at the Annual Meeting.

     The vote on each item of business was as follows:

     A. AMENDMENT TO CERTIFICATE OF INCORPORATION

                                           Votes
             Votes For                    Against                 Abstentions
             ---------                    -------                 -----------
             1,072,400                    32,260                  10,043


     B. ELECTION OF DIRECTORS

        BRUCE A. WILSON

                                            Votes
             Votes For                     Against
             ---------                     -------
             1,756,164                      8,260


        M. SCOTT FOSTER

                                            Votes
             Votes For                     Against
             ---------                     -------
             1,756,164                      8,260

        ROBERT FAGENSON

                                                    Votes
             Votes For                             Against
             ---------                             -------
             1,756,164                              8,260


        MICHAEL G. JESSELSON

                                                    Votes
             Votes For                             Against
             ---------                             -------
             1,756,164                              8,260


        LAWRENCE M. BARNETT

                                                    Votes
             Votes For                             Against
             ---------                             -------
             1,756,164                              8,260


     C. NON-EMPLOYEE DIRECTOR PLAN

                                           Votes
             Votes For                    Against                Abstentions
             ---------                    -------                -----------
             1,700,049                    49,334                     15,043


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

     (c) Exhibits

     Exhibit No.                    Description of Exhibit
     -----------                    ----------------------
        99.1            Non-Employee Director Stock Option Plan [Exhibit 99.2
                        to Current Report on Form 8-K dated March 30, 1995 and
                        incorporated by reference herein pursuant to 17 C.F.R.
                        Sections 201.24 and 240 12b-32]





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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HEALTHY PLANET PRODUCTS, INC.


                                         By s/ Bruce A. Wilson
                                            ----------------------------
                                            Bruce A. Wilson, President,
                                              Chief Executive, Chief
                                              Operating and Chief Financial
                                              Officer

Dated:  August 17, 1995





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